EXHIBIT 32.1


                                   Quipp, Inc.


                  Certification by the Chief Executive Officer
          Required by Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C Section 1350



         I, Michael S. Kady, Chief Executive Officer of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

               (1) The Company's quarterly report on Form 10-Q for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




/s/ MICHAEL S. KADY
----------------------------
Michael S. Kady
Chief Executive Officer


Date:    August 11, 2006